SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

                   ADVANCED COMMUNICATIONS TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)  Title of each class of securities to which transaction applies:

      (2)  Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)  Proposed maximum aggregate value of transaction:

      (5)  Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:_____________________________
      (2)  Form, Schedule or Registration Statement No.: _______________
      (3)  Filing Party: ______________________________________
      (4)  Date Filed: ________________________________________

                   ADVANCED COMMUNICATIONS TECHNOLOGIES, INC.
                        420 LEXINGTON AVENUE, SUITE 2739
                            NEW YORK, NEW YORK 10170










Dear Shareholder:

      You are cordially invited to attend the Special Meeting of Shareholders of Advanced Communications Technologies, Inc. The special meeting will be held on Wednesday, July 9, 2003, at the offices of Kirkpatrick & Lockhart LLP, located at 599 Lexington Avenue, 32nd Floor, New York, New York, at 10:00 a.m., local time.

      Your vote is important and I urge you to vote your shares by proxy, whether or not you plan to attend the meeting. After you read this proxy statement, please indicate on the proxy card the manner in which you want to have your shares voted. Then date, sign and mail the proxy card in the postage-paid envelope that is provided. If you sign and return your proxy card without indicating your choices, it will be understood that you wish to have your shares voted in accordance with the recommendations of the Company's Board of Directors.

      We hope to see you at the meeting.

                                           Sincerely,



                                           Wayne I. Danson
                                           President


June 23, 2003

                   ADVANCED COMMUNICATIONS TECHNOLOGIES, INC.
                        420 LEXINGTON AVENUE, SUITE 2739
                            NEW YORK, NEW YORK 10170


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 9, 2003

      NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of Advanced Communications Technologies, Inc. (the "Company") will be held on Wednesday, July 9, 2003, at the offices of Kirkpatrick & Lockhart LLP, located at 599 Lexington Avenue, 32nd Floor, New York, New York 10022, at 10:00 a.m., local time, for the following purpose, as more fully described in the attached Proxy Statement:

      To approve an amendment to the Company's Articles of Incorporation to increase the authorized common stock to 5,000,000,000 shares.

      The Board of Directors has fixed the close of business on June 23, 2003, as the record date for determining the shareholders entitled to notice of and to vote at the Special Meeting or at any adjournment thereof. A complete list of the shareholders entitled to vote at the Special Meeting will be open for examination by any shareholder during ordinary business hours for a period of ten days prior to the Special Meeting at the offices of Kirkpatrick & Lockhart LLP, located at 599 Lexington Avenue, 32nd Floor, New York, New York 10022.

      YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

                                    IMPORTANT

      You are cordially invited to attend the Special Meeting in person. In order to ensure your representation at the meeting, however, please promptly complete, date, sign and return the enclosed proxy in the accompanying envelope. If you should decide to attend the Special Meeting and vote your shares in person, you may revoke your proxy at that time.

                                          By Order of the Board of Directors,



                                          Wayne I. Danson
                                          President


June 23, 2003

                                TABLE OF CONTENTS

                                                                        Page No.


ABOUT THE MEETING............................................................2

      What is the purpose of the special meeting?............................2
      Who is entitled to vote?...............................................2
      Who can attend the meeting?............................................2
      What constitutes a quorum?.............................................2
      How do I vote?.........................................................3
      What if I do not specify how my shares are to be voted?................3
      Can I change my vote after I return my proxy card?.....................3
      What are the Board's recommendations?..................................3
      What vote is required to approve each item?............................3

STOCK OWNERSHIP..............................................................4
      Beneficial Owners......................................................4
      Section 16(a) Beneficial Ownership Reporting Compliance................5

PROPOSAL 1 - AMENDMENT TO THE ARTICLES OF INCORPORATION......................6
      Recommendation Of The Board Of Directors...............................7
           Description Of Capital Stock......................................8

OTHER MATTERS...............................................................10

INDEPENDENT ACCOUNTANTS.....................................................10

ADDITIONAL INFORMATION......................................................10

                   ADVANCED COMMUNICATIONS TECHNOLOGIES, INC.
                        420 Lexington Avenue, SUITE 2739
                            New York, New York 10170
                              ---------------------

                                 PROXY STATEMENT
                                 JUNE 23, 2003

                            -------------------------

      This proxy statement contains information related to the special meeting of shareholders of Advanced Communications Technologies, Inc. to be held on Wednesday, July 9, 2003, at the offices of Kirkpatrick & Lockhart LLP, located at 599 Lexington Avenue, 32nd Floor, New York, New York 10022, at 10:00 a.m., local time, and at any postponements or adjournments thereof. The Company is making this proxy solicitation.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE SPECIAL MEETING?

      At the Company's special meeting, shareholders will act upon the matter outlined in the notice of meeting on the cover page of this proxy statement, which relates to the approval of an amendment to the Company's Articles of Incorporation to increase the authorized common stock to 5,000,000,000 shares.

WHO IS ENTITLED TO VOTE?

      Only shareholders of record on the close of business on the record date, June 23, 2003, are entitled to receive notice of the special meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of capital stock will be entitled to the number of votes set forth in the following table on each matter to be voted upon at the meeting. The holders of common stock vote together as a single class. See "Description of Securities."

DESCRIPTION OF CAPITAL STOCK             NUMBER OF VOTES             TOTAL VOTES
----------------------------             ---------------             -----------

Common Stock                             One Vote Per Share          198,852,622

WHO CAN ATTEND THE SPECIAL MEETING?

      All shareholders as of the record date, or their duly appointed proxies, may attend the special meeting, and each may be accompanied by one guest. Seating, however, is limited. Admission to the meeting will be on a first-come, first-serve basis. Registration will begin at 9:30 a.m., and seating will begin at 9:45 a.m. Each shareholder may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

      Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

WHAT CONSTITUTES A QUORUM?

      The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, the shareholders held a total of 198,852,622 votes. As such, holders of at least 99,426,312 shares (i.e., a majority) must be present at the meeting, in person or by proxy, to obtain a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

HOW DO I VOTE?

      If you complete and properly sign the accompanying proxy card and return it to the Company, then it will be voted as you direct. If you are a registered shareholder and attend the meeting, then you may deliver your completed proxy card in person or vote by ballot at the meeting. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

      If you submit a proxy but do not indicate any voting instructions, then your shares will be voted in accordance with the Board's recommendations.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

      Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

      Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the Board of Directors. The Board's recommendation is set forth together with the description of such item in this proxy statement. In summary, the Board recommends a vote:

        o FOR the approval of an amendment to the Company's Articles of Incorporation to increase the authorized shares of the Company's common stock to 5,000,000,000 shares (see page 6).

      With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

      Increase in Authorized Shares. For the approval of an amendment to the Company's Articles of Incorporation to increase the authorized shares of the Company's common stock to 5,000,000,000 and any other item that properly comes before the meeting, the affirmative vote of the holders of a majority of the outstanding shares (regardless of the class or series of stock held) will be required for approval. A properly executed proxy marked "Abstain" with respect to such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

      If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes," however, will be counted in determining whether there is a quorum.

                                 STOCK OWNERSHIP

BENEFICIAL OWNERS

      The following table contains information about the beneficial ownership of our common stock as of June 1, 2003 for (i) each person who beneficially owns more than five percent of the common stock; (ii) each of our directors; (iii) each of our executive officers; and (iv) all directors and executive officers as a group.

      Unless otherwise indicated, the address for each person or entity named below is c/o Advanced Communications Technologies, Inc., 420 Lexington Avenue, Suite 2739, New York, NY 10170.

      Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The percentage of beneficial ownership is based on 198,852,622 shares of common stock outstanding as of June 1, 2003.

                                                              COMMON STOCK
                                                           BENEFICIALLY OWNED
                                                        ------------------------

                                                          NUMBER      PERCENT(1)
NAME/ADDRESS                                             OF SHARES     OF CLASS
-------------------------------------------------       ------------  ----------

Cornell Capital Partners, L.P.                          65,460,000       32.92%
Roger May                                               18,228,000(2)     9.17%
Advanced Communications (Australia)                     10,000,000(2)     5.03%
Wayne Danson                                             2,811,214(3)     1.41%
Jonathan Lichtman                                        2,710,334(4)     1.36%
Dr. Michael Finch                                          591,334            *
Randall Prouty                                           2,218,056        1.12%
Wilbank Roche                                              650,000            *
All Officers and Directors as a Group (5 people)         8,980,938        4.52%

      ----------------------------------
      (1) Percentage of outstanding shares is based on 198,852,622 shares of common stock outstanding as of June 1, 2003, together with shares deemed beneficially owned by each such shareholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.

      (2) No shares are owned directly by Mr. May. All shares are beneficially owned through Global Communications Technologies Pty Ltd, an entity controlled by Mr. May. Global Communications Technologies owns a majority of the shares of Advanced Communications Technologies (Australia) Pty Ltd., which owns 10,000,000 shares of the Company.

      (3)   Includes  2,461,214  shares   beneficially  owned  by  Mr.  Danson's
            affiliated entity and children.

      (4) Excludes 396,666 shares beneficially owned through various family trusts. Mr. Lichtman has no beneficial ownership in these shares.

      *     Less than 1%.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      We are aware of the following instance since July 1, 2002, when an executive officer, director or owner of more than ten percent of the outstanding shares of common stock failed to comply with reporting requirements of Section 16(a) of the Securities Exchange Act of 1934:

      Cornell Capital Partners has not filed a Form 3 in connection with its ownership of 65,460,000 shares of common stock.

            PROPOSAL 1 - AMENDMENT TO THE ARTICLES OF INCORPORATION

      Our Company's Board of Directors proposes an amendment to our Company's Articles of Incorporation to increase the number of authorized shares of common stock, no par value, from 200,000,000 to 5,000,000,000 shares. Our Company desires to increase its authorized capital stock because (i) it does not have any significant authorized capital stock available for issuance and (ii) it desires to raise capital by issuing shares of stock. The amendment to our Company's Articles of Incorporation shall provide for the authorization of 5,000,000,000 shares of our Company's common stock. As of June 1, 2003, 198,852,622 shares of the Company's common stock were outstanding. In addition, the Company previously issued warrants and convertible debentures, which, if exercised or converted into shares of common stock, would result in the Company issuing an additional 488,940,900 shares of common stock. A vote for the proposed increase in the number of authorized shares of common stock would (i) authorize the issuance of up to 488,940,900 shares of common stock upon the exercise or conversion of warrants and convertible debentures and (ii) authorize the issuance of up to 4,312,206,478 shares of common stock for other purposes. See "Description of Securities."

      There are certain advantages and disadvantages of voting for an increase in the Company's authorized common stock. The advantages include:

        o The ability to raise capital by issuing capital stock, including under the Equity Line of Credit.

        o The ability to fulfill our Company's obligations by having capital stock available upon the exercise or conversion of outstanding warrants and convertible debentures.

        o   To have shares available to pursue business expansion opportunities.

      The disadvantages include:

        o Dilution to the existing shareholders, including a decrease in our net income per share in future periods. This could cause the market price of our stock to decline.

        o Provoking short-selling in our common stock, which would put downward pressure on the market price of our common stock.

        o Increasing the supply of shares of stock. This supply of stock without a corresponding demand could cause the market price of our stock to decline.

        o A potential change of control if all or a significant block of the shares to be issued are held by one or more shareholders working together.

      If the amendment to our Company's Articles of Incorporation is adopted, an amendment to the Articles of Incorporation of Advanced Communications Technologies, Inc. shall be filed with the Florida Secretary of State so that
Article III shall be as follows:

            "The maximum number of shares of stock that this corporation is authorized to have outstanding at any one time is 5,025,000,000 shares. Of such shares, 5,000,000,000 shall be common stock having no par value per share. The remaining shares shall be shares of Preferred Stock, par value $0.01 per share. The Preferred Stock may be issued from time to time by authorization of the Board of Directors of this Corporation with such rights, designations, preferences and other terms as the Board of Directors shall determine from time to time."

      In additional to the reasons specified above, the Company's Board of Directors believes that it is desirable to have additional authorized shares of common stock available for possible future financings, possible future acquisition transactions and other general corporate purposes. Having such additional authorized shares of common stock available for issuance in the future would give our Company greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders' meeting. Although such issuance of additional shares with respect to future financings and acquisitions would dilute existing shareholders, management believes that such transactions would increase the value of our Company to our shareholders.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

      OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF AN AMENDMENT TO OUR COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, NO PAR VALUE, FROM 200,000,000 TO 5,000,000,000 SHARES.

DESCRIPTION OF CAPITAL STOCK

      CAPITAL STOCK. The authorized capital stock of our Company consists of 200,000,000 shares of common stock, no par value, per share, and 25,000,000 shares of preferred stock. As of June 1, 2003, the Company had 198,852,622 shares of our common stock outstanding. In addition, there are outstanding debentures that collectively are convertible into 482,500,000 shares of common stock (at assumed conversion prices of $0.0032 and $.001 per share) and warrants to purchase up to 6,440,900 shares of common stock. The following description is a summary of the capital stock of the Company and contains the material terms of the capital stock. Additional information can be found in the Company's Articles of Incorporation and Bylaws.

      COMMON STOCK. Each share of common stock entitles the holder to one vote on each matter submitted to a vote of our stockholders, including the election of directors. There is no cumulative voting. Subject to preferences that may be applicable to any outstanding preferred stock, stockholders are entitled to receive ratably such dividends, if any, as may be declared from time to time by the Board of Directors. Stockholders have no preemptive, conversion or other subscription rights. There are no redemption or sinking fund provisions related to the common stock. In the event of liquidation, dissolution or winding up of the Company, stockholders are entitled to share ratably in all assets remaining after payment of liabilities, subject to prior distribution rights of preferred stock, if any, then outstanding.

      PREFERRED STOCK. The Board of Directors is authorized, subject to any limitations prescribed by the Florida Statutes, or the rules of any quotation system or national securities exchange on which stock of our Company may be quoted or listed, to provide for the issuance of shares of preferred stock in one or more series; to establish from time to time the number of shares to be included in each such series; to fix the rights, powers, preferences, and privileges of the shares of such series, without any further vote or action by the shareholders. Depending upon the terms of the preferred stock established by the Board of Directors, any or all series of preferred stock could have preference over the common stock with respect to dividends and other distributions and upon liquidation of our Company or could have voting or conversion rights that could adversely affect the holders of the outstanding common stock. The Company has no present plans to issue any shares of preferred stock.

      CONVERTIBLE DEBENTURES. Our Company has outstanding secured convertible debentures with a remaining principal balance of $1,131,500. $944,000 of these secured debentures are convertible into shares of common stock at a price equal to either (a) an amount equal to one hundred twenty percent (120%) of the closing bid price of the common stock as of the closing date or $0.40, whichever is higher, or (b) an amount equal to eighty percent (80%) of the lowest closing bid price of the common stock for the five trading days immediately preceding the conversion date. If such conversion had taken place at $0.0032 (i.e., 80% of the recent price of $0.004), then the holders of the convertible debentures would have received 295,000,000 shares of common stock. These secured convertible debentures accrue interest at a rate of 5% per year and are convertible at the holder's option. These secured convertible debentures have a term of two years. At our option, these secured convertible debentures may be paid in cash or redeemed at a 20% premium prior to January 2004. $187,500 of 10% secured convertible debentures is convertible into shares of common stock at a price per share equal to $0.001 or 187,500,000 shares. In addition, the Company has the right to redeem a portion or all of these outstanding debentures at a redemption price equal to 150% of the amount redeemed plus accrued interest on or before November 2004.

      EQUITY LINE OF CREDIT. On January 10, 2002, our Company entered into an Equity Line of Credit Agreement with Cornell Capital Partners, L.P. Pursuant to the Equity Line of Credit, our Company may, at its discretion, periodically sell to Cornell Capital Partners shares of common stock for a total purchase price of up to $30.0 million. For each share of common stock purchased under the Equity Line of Credit, Cornell Capital Partners will pay 91% of the lowest closing bid price of the common stock on the Over-the-Counter Bulletin Board or other principal market on which the common stock is traded for the 5 days immediately following the notice date. Cornell Capital Partners is a private limited partnership whose business operations are conducted through its general partner, Yorkville Advisors, LLC. Further, Cornell Capital Partners will be paid a fee of 3% of each advance under the Equity Line of Credit as a fee. In addition, we engaged Westrock Advisors, Inc., a registered broker-dealer, to advise our Company in connection with the Equity Line of Credit. For its services, Westrock Advisors, Inc. received 40,000 shares of our common stock. The effectiveness of the sale of the shares under the Equity Line of Credit is conditioned upon our

Company registering the shares of common stock with the Securities and Exchange Commission. The Equity Line of Credit is not yet effective and the Company has not drawn down any funds from this facility. As of the date of this proxy statement, substantially all of our Company's authorized shares of common stock were outstanding. As a result, our Company does not have any shares of common stock available to issue under the Equity Line of Credit, in other capital raising transactions or otherwise. This means that our Company will not be able to raise capital from the sale of common stock, whether under the Equity Line of Credit or otherwise, unless the majority of the outstanding shares of common stock vote to approve an increase to the number of shares of common stock that our Company is authorized to issue. Our Company's failure to obtain such approval will mean that we will not be able to raise capital under the Equity Line of Credit or from the sale of our stock.

      The amount of each advance is subject to an aggregate maximum advance amount of $2 million in any thirty-day period. Cornell Capital Partners will purchase the shares of common stock for a 9% discount to the market price of our common stock. The amount available under the Equity Line of Credit is not dependent on the price or volume of our common stock. Cornell Capital Partners will retain 3% of the advance amount as a commitment fee, which means that we will receive 97% of the advance amount. This means that Cornell Capital Partners will pay 88% of the market price of our common stock (i.e., 91% less 3%). There is no floor price that Cornell Capital Partners must pay for an advance. Accordingly, we will be required to issue a greater number of shares to Cornell Capital Partners as our price declines.

      OPTIONS. Our Company has no outstanding options.

      WARRANTS. Our Company has outstanding warrants to purchase up to 6,440,900 shares of common stock. All of the warrants have a $0.30 exercise price.

      ANTI-TAKEOVER PROVISIONS. The authorized but unissued shares of our common stock are available for future issuance without our stockholders' approval. These additional shares may be utilized for a variety of corporate purposes including but not limited to future public or direct offerings to raise additional capital, corporate acquisitions and employee incentive plans. The issuance of such shares may also be used to deter a potential takeover of the Company that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the Company's Board of Directors' desires. A takeover may be beneficial to stockholders because, among other reasons, a potential suitor may offer stockholders a premium for their shares of stock compared to the then-existing market price.

      The existence of authorized but unissued and unreserved shares of preferred stock may enable the Board of Directors to issue shares to persons friendly to current management which would render more difficult or discourage an attempt to obtain control of our Company by means of a proxy contest, tender offer, merger or otherwise, and thereby protect the continuity of our Company's management.

      TRANSFER AGENT. Our Company's transfer agent is American Stock Transfer & Trust Company. Its address is 6201 15th Avenue, 3rd Floor, Brooklyn, New York 11219. Its telephone number is (718) 921-8200.

                                  OTHER MATTERS

      As of the date of this proxy statement, our Company knows of no business that will be presented for consideration at the meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to our Company will be voted in accordance with the recommendation of our Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

                             INDEPENDENT ACCOUNTANTS

      The firm of Weinberg & Company, P.A. served as our Company's independent accountants for Fiscal 2002. Representatives of the firm will be available by telephone to respond to questions at the Special Meeting of the Shareholders. These representatives will have an opportunity to make a statement if they desire to do so. The Company has selected Weinberg & Company, P.A. as its independent accounts for the fiscal year ended June 30, 2003.

      AUDIT FEES. The aggregate fees billed for professional services rendered was $44,818 for the audit of the Company's annual financial statements for the fiscal year ended June 30, 2002 and the reviews of the financial statements included in the Company's Forms 10-QSB for that fiscal year.

      FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. None of the professional services described in Paragraphs (c)(4)(ii) of Rule 2-01 of Regulation S-X were rendered by the principal accountant for the fiscal year ended June 30, 2002.

      ALL OTHER FEES. Other than the services described above under the captions "Audit Fees" and "Financial Information Systems Design and Implementation Fees," the aggregate fees billed for services rendered by the principal accountant was $18,364 for the fiscal year ended June 30, 2002. These fees related to the review of the Company's Registration Statements.

      The Company's Board of Directors took into consideration whether the provision of the services described above was for fiscal year 2002 and will be for fiscal year 2003 compatible with maintaining the independence of the Company's outside principal accountants.

                             ADDITIONAL INFORMATION

      PROXY SOLICITATION COSTS. Our Company is soliciting the enclosed proxies. The cost of soliciting proxies in the enclosed form will be borne by our Company. Officers and regular employees of our Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. Our Company will, upon request, reimburse brokerage firms for their reasonable expenses in forwarding solicitation materials to the beneficial owners of stock.

      INCORPORATION BY REFERENCE. Certain financial and other information required pursuant to Item 13 of the Proxy Rules is incorporated by reference to the Company's Annual Report, which is being delivered to the shareholders with this proxy statement. In order to facilitate compliance with Rule 2-02(a) of Regulation S-X, one copy of the definitive proxy statement will include a manually signed copy of the accountant's report.


                                           BY ORDER OF THE BOARD OF DIRECTORS



New York, New York                         Wayne I. Danson
June 23, 2003                              President

                   ADVANCED COMMUNICATIONS TECHNOLOGIES, INC.
                        420 LEXINGTON AVENUE, SUITE 2739
                            NEW YORK, NEW YORK 10170
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Wayne Danson, as proxy, with full power of substitution, to represent the undersigned and to vote all shares of capital stock of Advanced Communications Technologies, Inc., which the undersigned would be entitled to vote if personally present and voting at the Special Meeting of Shareholders to be held July 9, 2003, or any adjournment thereof, upon all matters coming before the meeting.

      AMENDMENT TO ARTICLES OF INCORPORATION: To approve an amendment to the Company's Articles of Incorporation to increase the authorized common stock to 5,000,000,000 shares of common stock.

                 FOR            AGAINST          ABSTAIN
                 [ ]              [ ]              [ ]

--------------------------------------------------------------------------------

In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" THE PROPOSAL.

                                        DATED:                       , 2003
                                               ----------------------

-------------------------------         ------------------------------------
Print Name                                           Signature


-------------------------------         ------------------------------------
Print Name, if held jointly                  Signature if held jointly

                                        Please  date,  print  and sign your name
                                        above.  When  shares  are  held by joint
                                        tenants,  both should sign. When signing
                                        as attorney, as executor, administrator,
                                        trustee or  guardian,  please  give full
                                        title as such. If a corporation,  please
                                        sign in full corporate name by President
                                        or  other  authorized   officer.   If  a
                                        partnership, please sign in partnership name by authorized person.